                                                                    Exhibit 20.2


                        WFS FINANCIAL 2002-3 OWNER TRUST

                           Distribution Date Statement
               for Master Service Report Date of November 30, 2002
                   for Distribution Date of December 20, 2002


COLLECTIONS
                                                                                                                     DOLLARS

Payments received                                                                                                     40,851,333.48
    Plus / (Less):
             Net Servicer Advances                                                                                       190,600.88
                                                                                                                   ----------------

Total Funds Available for Distribution                                                                                41,041,934.36
                                                                                                                   ================


DISTRIBUTIONS

    Servicing Fee                                                                                  1,187,171.00
    Trustee and Other Fees                                                                            33,002.74
                                                                                                 --------------

Total Fee Distribution                                                                                                 1,220,173.74

    Note Interest Distribution Amount - Class A-1                                  209,206.53
    Note Interest Distribution Amount - Class A-2                                  505,000.00
    Note Interest Distribution Amount - Class A-3                                  733,125.00
    Note Interest Distribution Amount - Class A-4                                  811,197.92
                                                                                -------------
                                                                                 2,258,529.45

    Note Principal Distribution Amount - Class A-1                              30,220,937.05
    Note Principal Distribution Amount - Class A-2                                       0.00
    Note Principal Distribution Amount - Class A-3                                       0.00
    Note Principal Distribution Amount - Class A-4                                       0.00
                                                                                -------------
                                                                                30,220,937.05

Total Class A Interest and Principal Distribution                                                                     32,479,466.50

    Note Interest Distribution Amount - Class B-1                                  154,218.75
    Note Principal Distribution Amount - Class B-1                                       0.00
                                                                                -------------

Total Class B Interest and Principal Distribution                                                                        154,218.75

    Note Interest Distribution Amount - Class C-1                                  155,833.33
    Note Principal Distribution Amount - Class C-1                                       0.00
                                                                                -------------

Total Class C Interest and Principal Distribution                                                                        155,833.33

    Note Interest Distribution Amount - Class D-1                                   77,109.38
    Note Principal Distribution Amount - Class D-1                                       0.00
                                                                                -------------

Total Class D Interest and Principal Distribution                                                                         77,109.38

    Spread Account Deposit                                                                                             6,955,132.67
                                                                                                                   ----------------


Total Distributions                                                                                                   41,041,934.36
                                                                                                                   ================

                        WFS FINANCIAL 2002-3 OWNER TRUST

                           Distribution Date Statement
               for Master Service Report Date of November 30, 2002
                   for Distribution Date of December 20, 2002


PORTFOLIO DATA:
                                                                                   # of loans
    Beginning Security Balance                                                         72,812                      1,169,904,955.30

      Less:Principal Balance                                                                0    (15,312,689.45)
           Full Prepayments                                                              (974)   (11,949,756.19)
           Partial Prepayments                                                              0              0.00
           Liquidations                                                                  (188)    (2,958,491.41)
                                                                                                 --------------
                                                                                                                     (30,220,937.05)

                                                                                                                   ----------------
    Ending Security Balance                                                            71,650                      1,139,684,018.25
                                                                                                                   ================

OTHER RELATED INFORMATION:

Spread Account:

    Beginning Balance                                                                             25,181,369.71
          Deposits                                                                                 6,955,132.67
          Reductions                                                                                       0.00
                                                                                                 --------------
    Ending Balance                                                                                                    32,136,502.38

    Beginning Initial Deposit                                                                     12,500,000.00
          Repayments                                                                                       0.00
                                                                                                 --------------
    Ending Initial Deposit                                                                                            12,500,000.00


Modified Accounts:
    Principal Balance                                                                                     0.00%                0.00
    Scheduled Balance                                                                                     0.00%                0.00

Servicer Advances:
    Beginning Unreimbursed Advances                                                                  938,030.70
    New Advances                                                                                     190,600.88
                                                                                                 --------------
                                                                                                                       1,128,631.58

Net Charge-Off Data:                                                               # of loans
    Charge-Offs                                                                           326      1,999,954.90
    Recoveries                                                                           (113)      (225,765.31)
                                                                                                 --------------
    Net Charge-Offs                                                                                                    1,774,189.59

Delinquencies ( P&I):                                                              # of loans
    30-59 Days                                                                            816     11,940,667.76
    60-89 Days                                                                            249      3,465,139.60
    90-119 Days                                                                            79      1,123,403.51
    120 days and over                                                                       3         40,358.20

Repossessions                                                                              60        557,222.64

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the
  Sale and Servicing Agreement)                                                             0                                  0.00

Cumulative Charge-Off Percentage                                                                                               0.14%

WAC                                                                                                                         12.3011%
WAM                                                                                                                          60.444

                        WFS FINANCIAL 2002-3 OWNER TRUST

                           Distribution Date Statement
               for Master Service Report Date of November 30, 2002
                   for Distribution Date of December 20, 2002

==========================================================================================================
                                         BEGINNING        NOTE QUARTERLY                         TOTAL
                     ORIGINAL           OUTSTANDING          PRINCIPAL         PRIOR           PRINCIPAL
                    PRINCIPAL            PRINCIPAL         DISTRIBUTABLE     PRINCIPAL       DISTRIBUTABLE
CLASSES              BALANCE              BALANCE             AMOUNT         CARRYOVER          AMOUNT
==========================================================================================================

  A-1             225,000,000.00       144,904,955.30      30,220,937.05          0.00       30,220,937.05


  A-2             300,000,000.00       300,000,000.00               0.00          0.00                0.00


  A-3             318,750,000.00       318,750,000.00               0.00          0.00                0.00


  A-4             278,125,000.00       278,125,000.00               0.00          0.00                0.00


  B-1              56,250,000.00        56,250,000.00               0.00          0.00                0.00


  C-1              50,000,000.00        50,000,000.00               0.00          0.00                0.00


  D-1              21,875,000.00        21,875,000.00               0.00          0.00                0.00


==========================================================================================================

   TOTAL        1,250,000,000.00     1,169,904,955.30      30,220,937.05          0.00       30,220,937.05

==========================================================================================================

==================================================================================
                                                   REMAINING             TOTAL
                 PRINCIPAL         CURRENT        OUTSTANDING          PRINCIPAL
                DISTRIBUTION      PRINCIPAL        PRINCIPAL          AND INTEREST
CLASSES            AMOUNT         CARRYOVER         BALANCE           DISTRIBUTION
==================================================================================

  A-1           30,220,937.05          0.00       114,684,018.25     30,430,143.58


  A-2                    0.00          0.00       300,000,000.00        505,000.00


  A-3                    0.00          0.00       318,750,000.00        733,125.00


  A-4                    0.00          0.00       278,125,000.00        811,197.92


  B-1                    0.00          0.00        56,250,000.00        154,218.75


  C-1                    0.00          0.00        50,000,000.00        155,833.33


  D-1                    0.00          0.00        21,875,000.00         77,109.38


==================================================================================

   TOTAL        30,220,937.05          0.00     1,139,684,018.25     32,866,627.95

==================================================================================

===================================================================================================================================
                     NOTE QUARTERLY                   TOTAL
                        INTEREST        PRIOR        INTEREST       INTEREST      CURRENT                 DEFICIENCY         POLICY
 NOTE     INTEREST   DISTRIBUTABLE    INTEREST    DISTRIBUTABLE   DISTRIBUTION    INTEREST                  CLAIM            CLAIM
CLASSES     RATE         AMOUNT       CARRYOVER       AMOUNT         AMOUNT      CARRYOVER                  AMOUNT           AMOUNT
===================================================================================================================================

  A-1     1.73250%       209,206.53        0.00      209,206.53     209,206.53        0.00                      0.00           0.00

  A-2     2.02000%       505,000.00        0.00      505,000.00     505,000.00        0.00                      0.00           0.00

  A-3     2.76000%       733,125.00        0.00      733,125.00     733,125.00        0.00                      0.00           0.00

  A-4     3.50000%       811,197.92        0.00      811,197.92     811,197.92        0.00                      0.00           0.00

  B-1     3.29000%       154,218.75        0.00      154,218.75     154,218.75        0.00                      0.00           0.00

  C-1     3.74000%       155,833.33        0.00      155,833.33     155,833.33        0.00                      0.00           0.00

  D-1     4.23000%        77,109.38        0.00       77,109.38      77,109.38        0.00                      0.00           0.00
                                                                                              =====================================

                                                                                                     Note Percentage     100.000000%
===========================================================================================
                                                                                              Certificate Percentage       0.000000%
 TOTAL                 2,645,690.90        0.00    2,645,690.90   2,645,690.90        0.00

===================================================================================================================================

                        WFS FINANCIAL 2002-3 OWNER TRUST

                              Officer's Certificate
               for Master Service Report Date of November 30, 2002
                   for Distribution Date of December 20, 2002




Detailed Reporting

     See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of November 30, 2002 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.





                                            -----------------------------------
                                            Susan Tyner
                                            Vice President
                                            Assistant Controller




                                            -----------------------------------
                                            Mark Olson
                                            Senior Vice President
                                            Controller